UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2022

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange
AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock	APE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2022, Odeon Finco PLC (the “Issuer”), a wholly-owned direct subsidiary of Odeon Cinemas Group Limited (“OCGL”) and an indirect subsidiary of AMC Entertainment Holdings, Inc. (the “Company”) issued $400,000,000 aggregate principal amount of 12.750% senior secured notes due 2027 (the “Notes”), at an issue price of 92.00%, pursuant to an indenture, dated as of October 20, 2022 (the “Indenture”), among the Issuer, OCGL, the other guarantors named therein and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and security agent (the “Offering”).

The proceeds from the Offering, together with cash on hand, were used to fund the previously announced repayment in full of the existing term loan facilities, with a principal value of $506 million at June 30, 2022 (based on the currency exchange rates as of such date), made available to OCGL pursuant to the term loan facility agreement dated February 15, 2021 between, among others, OCGL as borrower, Kroll Agency Services Limited (formerly known as Lucid Agency Services Limited) as agent and Kroll Trustee Services Limited (formerly known as Lucid Trustee Services Limited) as security agent, as amended on July 14, 2022 and to pay related fees, costs, premiums and expenses.

The Indenture provides that the Notes are senior secured obligations of OCGL and are fully and unconditionally guaranteed on a joint and several basis by OCGL and certain subsidiaries of OCGL (the “OCGL Subsidiaries”). The Notes are also fully and unconditionally guaranteed by the Company, on a standalone and unsecured basis, pursuant to the terms of a guarantee agreement dated as of October 20, 2022 between the Company and the Trustee (the “AMC Guarantee”).

The Notes and related guarantees provided by OCGL and the OCGL Subsidiaries are secured, or will be secured within 60 days of the issue date of the Notes and subject to certain agreed security principles, on a first-priority basis by (i) a fixed charge or security interest, as applicable, over the shares of the Issuer, OCGL and certain of the OCGL Subsidiaries; (ii) an assignment of rights held by the Issuer under a proceeds loan agreement between the Issuer and OCGL with respect to the proceeds of the Offering; (iii) a fixed charge or security interest, as applicable, over certain bank accounts, intercompany receivables, intellectual property rights and other assets of the Issuer, OCGL and certain of the OCGL Subsidiaries; and (iv) a floating charge over substantially all other assets of the Issuer, OCGL and certain of the OCGL Subsidiaries. The Company has not pledged any of its assets to secure the Notes or the related guarantees and the AMC Guarantee does not benefit from any security interest over the collateral or any other asset.

The Notes bear interest at a rate of 12.750% per annum, payable semi-annually on May 1 and November 1 of each year, commencing May 1, 2023. The Notes will mature on November 1, 2027.

The Issuer may redeem some or all of the Notes at any time on or after November 1, 2024, at the redemption prices set forth in the Indenture. In addition, the Issuer may redeem up to 35% of the aggregate principal amount of the Notes using net proceeds from certain equity offerings completed on or prior to November 1, 2024 at a redemption price equal to 112.750% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption. The Issuer may redeem some or all of the Notes at any time prior to November 1, 2024 at a redemption price equal to 100% of their aggregate principal amount and accrued and unpaid interest to, but not including, the date of redemption, plus an applicable make-whole premium.

The Indenture contains covenants that limit OCGL and certain of its subsidiaries’ ability to, among other things: (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) enter into transactions with its affiliates; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their respective assets; and (vii) impair the security interest in the collateral. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

The foregoing descriptions of the Indenture and the AMC Guarantee are not intended to be complete and are qualified in their entirety by reference to the Indenture (including the form of the Notes) and the AMC Guarantee attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On October 20, 2022, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

4.1	Indenture, dated as of October 20, 2022, among Odeon Finco PLC, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and security agent (including the form of the 12.750% Senior Secured Note due 2027).

4.2	Guarantee Agreement, dated as of October 20, 2022, among AMC Entertainment Holdings, Inc. and U.S. Bank Trust Company, National Association.

99.1	Press Release, dated October 20, 2022, announcing the closing of the Offering.

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2022	AMC ENTERTAINMENT HOLDINGS, INC.

	By:	/s/ Sean D. Goodman
Name: Sean D. Goodman
Title: Executive Vice President and Chief Financial Officer

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